THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAW AND, ACCORDINGLY, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER, OR IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER, THE SECURITIES ACT AND IN ACCORDANCE WITH ANY OTHER APPLICABLE SECURITIES LAWS, SUBJECT IN ANY SUCH CASE TO THE RIGHT OF EACH HOLDER TO CONTROL THE DISPOSITION OF THE HOLDER'S PROPERTY. THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY PURSUANT TO SECTIONS 1.6, 3.2(a) AND 12.2 OF THE NOTE PURCHASE AGREEMENTS DATED AS OF AUGUST 9, 1996 BETWEEN NATIONAL AUTO FINANCE COMPANY L.P. AND THE PURCHASERS LISTED ON THE SIGNATURE PAGES THEREOF. A COMPLETE AND CORRECT CONFORMED COPY OF SUCH NOTE PURCHASE AGREEMENT IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL EXECUTIVE OFFICE OF NATIONAL AUTO FINANCE COMPANY L.P. AND WILL BE FURNISHED TO THE HOLDER OF THIS CERTIFICATE UPON WRITTEN REQUEST AND WITHOUT CHARGE.

FOR PURPOSES OF THIS PARAGRAPH, THE TERM "THIS SECURITY" WILL MEAN THE AGGREGATION OF THE SECURITY REPRESENTED BY THIS CERTIFICATE AND THE DEFERRED ADDITIONAL INTEREST NOTE ISSUED IN CONJUNCTION HEREWITH. THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS SECURITY. THE ISSUE DATE OF THIS SECURITY IS AUGUST 9, 1996. THE ISSUE PRICE OF THIS SECURITY IS 100% OF ITS INITIAL PRINCIPAL AMOUNT. THE ANNUAL YIELD TO MATURITY OF THIS SECURITY IS 12.10%. THIS SECURITY HAS BEEN ISSUED WITH NO MORE THAN $683.47 OF ORIGINAL ISSUE DISCOUNT PER $1,000 OF INITIAL PRINCIPAL AMOUNT.


                  NATIONAL AUTO FINANCE COMPANY L.P.
                       Senior Subordinated Note


No. 101                                                         August 9, 1996

$9,300,000.00                                   Final Maturity:  July 31, 2001

                  NATIONAL AUTO FINANCE COMPANY L.P., a Delaware limited partnership (the "Company"), for value received, hereby promises to pay to KELLY & CO.

                        or registered assigns,
                        the principal amount of

nine million three hundred thousand U.S. dollars (U.S. $9,300,000) on the Senior Subordinated Note Repayment Date set forth in Section 1.2(a) of the Note Purchase Agreements referred to below and to pay (subject to the following two paragraphs) interest (computed on the basis of a 360-day year of twelve 30-day months) on the principal amount from time to time remaining unpaid hereon at an interest rate equal to the sum of the Senior Subordinated Interest Rate plus the Deferred Additional Interest Rate from the date hereof (or from the latest date to which interest has been paid) until such unpaid portion of such principal amount shall have become due and payable (whether on the Senior Subordinated Note Repayment Date, by acceleration or otherwise), payable (subject to the following paragraph) quarterly on the 31st day of each July, October and January and the 30th day of each April in each year commencing October 31, 1996 to the person in whose name this Senior Subordinated

Note is registered on the fifth day prior to such Interest Payment Date, until and including July 31, 2001 (unless earlier prepaid in full in accordance with the Note Purchase Agreements). The Company agrees to pay interest on overdue principal, on any overdue amounts arising out of a required or optional prepayment, and (to the extent not prohibited by applicable law) on any overdue installment of interest at the Overdue Rate after the date on which such amounts are due and payable, whether by acceleration or otherwise, until paid.

                  The Company shall, on each Interest Payment Date prior to the exchange of the Deferred Additional Interest Note issued together herewith (and which is attached hereto as Exhibit 1) in its entirety for Equity Interests, in lieu of paying the Deferred Additional Interest, add such Deferred Additional Interest otherwise payable on this Senior Subordinated Note on such Interest Payment Date to the principal balance of such Deferred Additional Interest Note (which such amount shall be treated as principal for all purposes thereafter). After the occurrence of such an exchange, the Deferred Additional Interest Rate shall no longer be payable on this Senior Subordinated Note and this Senior Subordinated Note shall bear interest at only the Senior Subordinated Interest Rate.

                  If, pursuant to Section 6.2, 6.3, 6.4 or 6.5 of the Note Purchase Agreements, the holder of the Deferred Additional Interest Note issued in connection with this Senior Subordinated Note exchanges such Deferred Additional Interest Note for less than all the Equity Interests issuable upon an exchange of such Deferred Additional Interest Note in its entirety, this Senior Subordinated Interest Note shall bear interest, notwithstanding the provisions of the preceding paragraph, (i) on the entire unpaid portion of the principal amount of this Senior Subordinated Note, from the date of such partial exchange until such unpaid portion of such principal amount shall have become due and payable, at the Senior Subordinated Note Interest Rate and
(ii) on the unpaid portion of the principal amount thereof equal to the product of (A) the unpaid principal amount of this Senior Subordinated Note times (B) the fraction representing that portion of such Deferred Additional Interest Note that was not exchanged in such partial exchange as set forth in the Note Purchase Agreements, at the Deferred Additional Interest Rate, and the interest borne pursuant to clauses (i) and (ii) shall be payable or accrued and added to the unpaid portion of the principal amount of the new Deferred Additional Interest Note issued upon such partial exchange, as provided in the preceding paragraph.

                  Principal hereof and interest hereon are payable as provided in the Note Purchase Agreements referred to below, in coin or currency of the United States of America which at the time of payment shall be legal tender for the payment of public and private debts. If any amount of principal, prepayment amount or interest on or in respect of this Senior Subordinated Note becomes due and payable on any date which is not a Business Day, such amount shall be payable on the immediately succeeding Business Day.

                  This Senior Subordinated Note is one of the Senior Subordinated Notes (the "Senior Subordinated Notes") of the Company in an aggregate principal amount of $12,000,000 issued or to be issued under and pursuant to the terms and provisions of separate and several Note Purchase Agreements, each dated as of August 9, 1996 (the "Note Purchase Agreements"), entered into by the Company with the original purchasers therein referred to, and this Senior Subordinated Note and the holder hereof are entitled equally and ratably with the holders of all other Senior Subordinated Notes outstanding under the Note Purchase Agreements to all the benefits provided for thereby or referred to therein, to which Note Purchase Agreements reference is hereby made for the statement thereof. A copy of the Note Purchase Agreements may be obtained from the principal executive office of the Company located at 621 NW 53rd Street, Suite 200, Boca Raton, FL 33487. Capitalized terms not defined in this Senior Subordinated Note shall have the meanings given them in the Note Purchase Agreements.

                  This Senior Subordinated Note and the other Senior Subordinated Notes outstanding under the Note Purchase Agreements may be declared due prior to the Senior Subordinated Note Repayment Date, in the events, on the terms and in the manner and amounts as provided in the Note Purchase Agreements.

                  The Senior Subordinated Notes are subject to prepayment at the option of the Company prior to the Senior Subordinated Note Repayment Date, at any time on or after the earlier to occur of (i) August 9, 1999 and (ii) a Sale Event, on the terms and conditions and in the amounts and at the Prepayment Call Price as set forth in the Note Purchase Agreements. Any prepayment of Senior Subordinated Notes in part shall be applied on all outstanding Senior Subordinated Notes ratably in accordance with the unpaid principal amounts thereof, determined as of the date notice is given to the holders of the Senior Subordinated Notes pursuant to
Section 2.4 of the Note Purchase Agreements.

                  This Senior Subordinated Note is subject to prepayment in whole or in part, at the option of the holder hereof, following the occurrence of a Change in Control Event and is subject to prepayment in whole, at the option of the holders of at least a majority in the then outstanding principal balance of the Senior Subordinated Notes, following the Company's receipt of a Put Notice, upon compliance with the terms set forth in Section 2 of the Note Purchase Agreements.

                  The indebtedness evidenced by this Senior
Subordinated Note is, to the extent provided in the Note Purchase Agreements, subordinate and subject in right of payment to the prior payment of all amounts owing to holders of Senior Indebtedness, and this Senior Subordinated Note is issued subject to the provisions of the Note Purchase Agreements with respect thereto. Each holder of this Senior Subordinated Note, by accepting the same, agrees to and shall be bound by such provisions.

                  This Senior Subordinated Note is registered on the books of the Company and is transferable only by surrender hereof at the principal executive office of the Company located at 621 NW 53rd Street, Suite 320, Boca Raton, FL 33487 or at the office of any Paying Agent appointed pursuant to Section 1.5 of the Note Purchase Agreements, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of this Senior Subordinated Note or its attorney duly authorized in writing. By its acceptance hereof, the holder of this Senior Subordinated Note agrees that, in the absence of the registration of the Senior Subordinated Notes under the Securities Act of 1933, as amended (the "Securities Act"), it shall only transfer this Senior Subordinated Note (i) pursuant to an effective registration statement under the Securities Act and applicable state securities laws, (ii) in compliance with the requirements of Rule 144 or Regulation S promulgated under the Securities Act or (iii) in accordance with any other available exemption from the requirements of Section 5 of the Securities Act and from any applicable state securities laws. If the Deferred Additional Interest Note issued together with this Senior Subordinated Note remains outstanding, this Senior Subordinated Note is not transferable apart from such Deferred Additional Interest Note. This Senior Subordinated Note is subject to other restrictions on transfer set forth in Section 1.6 of the Note Purchase Agreements. Payment of or on account of principal of, interest on, or Prepayment Call Price, Change in Control Event Prepayment Price or Put Event Prepayment Price with respect to this Senior Subordinated Note shall be made only to or upon the order in writing of the registered holder hereof, except as otherwise provided in Section 2.7 of the Note Purchase Agreements.

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


                  THIS SENIOR SUBORDINATED NOTE AND SAID NOTE PURCHASE AGREEMENTS ARE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PRINCIPLES THEREOF, EXCEPT SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.


                                   NATIONAL AUTO FINANCE COMPANY L.P.

                                       By:  National Auto Finance Corporation
                                       Its:  General Partner

                                       By: /s/ Keith B. Stein
                                           -------------------------------
                                           Name:  Keith B. Stein
                                           Title:

                                  4